UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 27, 2010

China Century Dragon Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53021	26-1583852
(Commission File Number)	(IRS Employer Identification No.)

Delaware	000-53021	26-1583852
(State or Other Jurisdiction	Commission File Number)	(IRS Employer Identification No.)

Room 801, No. 7, Wenchanger Road, Jiangbei, Huizhou City, Guangdong Province, China

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code   0086-0752-3138789

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 27, 2010, the management of China Century Dragon Media, Inc. (the “Company”) determined that the Company’s financial statements as of and for the three months ended March 31, 2010 and as of and for the six months ended June 30, 2010 should no longer be relied upon due to an accounting error in such financial statements.

In March 2010, the Company sold its entire interest in two television series and, as a result, divested this entire component of its business.  Consequently, these transactions should have been accounted for as discontinued operations. The Company’s unaudited interim financial statements as of and for the three months ended March 31, 2010 and as of and for the six months ended June 30, 2010 are being restated to present the revenues and costs associated with the sale of the television series as discontinued operations and to report the capitalized television costs and accounts receivable from the sale of the television series as assets related to discontinued operations.

The following tables reflect the impact of this restatement:

Consolidated Balance Sheet
As of June 30, 2010	As Reported	Adjustment	As Restated
Accounts receivable, net	$18,078,423	$(4,551,041)	$13,527,382
Accounts receivable - discontinued operations	-	4,551,041	4,551,041

Consolidated Statements of Operations and Comprehensive Income
For the Six Months Ended June 30, 2010	As Reported	Adjustment	As Restated
Revenue	$51,774,512	$(7,604,532)	$44,169,980
Cost of Goods Sold	(42,685,393)	7,291,264	(35,394,129)
Gross Profit	9,089,119	(313,268)	8,775,851
Income from operations	6,294,938	(313,268)	5,981,670
Income before income taxes	6,289,498	(6,289,498)	-
Income from continuing operations before income taxes	-	5,976,230	5,976,230
Income taxes	1,857,092	(78,317)	1,778,775
Income from continuing operations	-	4,197,455	4,197,455
Income from discontinued operations, net of taxes of $78,317	-	234,951	234,951

Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2010	As Reported	Adjustment	As Restated
Gains from discontinued operations	$-	$(313,268)	$(313,268)
Accounts receivable – trade	(6,555,615)	(1,537,991)	(8,093,606)
Capitalized television costs - discontinued operations	746,720	(746,720)	-
Cash provided by (used in) - continuing operations	-	(5,243,042)	(5,243,042)
Cash provided by (used in)- discontinued operations	-	2,597,979	2,597,979

Consolidated Balance Sheet
As of March 31, 2010	As Reported	Adjustment	As Restated
Accounts receivable, net	$12,922,084	$(6,077,787)	$6,844,297
Accounts receivable - discontinued operations	-	6,077,787	6,077,787

Consolidated Statements of Operations and Comprehensive Income
For the Three Months Ended March 31, 2010	As Reported	Adjustment	As Restated
Revenue	$28,009,149	$(7,604,532)	$20,404,617
Cost of Goods Sold	(23,556,886)	7,291,264	(16,265,622)
Gross Profit	4,452,263	(313,268)	4,138,995
Income from operations	3,663,181	(313,268)	3,349,913
Income before income taxes	3,663,514	(3,663,514)	-
Income from continuing operations before income taxes	-	3,350,246	3,350,246
Income taxes	928,037	(78,317)	849,720
Income from continuing operations	-	2,500,526	2,500,526
Income from discontinued operations, net of taxes of $78,317	-	234,951	234,951

Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2010	As Reported	Adjustment	As Restated
Gains from discontinued operations	$-	$(313,268)	$(313,268)
Capitalized television costs - discontinued operations	739,280	(739,280)	-
Cash provided by (used in) - continuing operations	-	(1,815,826)	(1,815,826)
Cash provided by (used in) - discontinued operations	-	1,052,548	1,052,548

The management of the Company has discussed with the Company’s independent registered public accounting firm the matters disclosed in this Item.

The Company intends to amend its Quarterly Report on Form 10-Q filed with the SEC on August 16, 2010 and the Current Report on Form 8-K filed with the SEC on May 6, 2010 as a result of the restatement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CENTURY DRAGON MEDIA, INC.

Date: September 30, 2010	By:	/s/ Duan Dapeng
Name: Duan Dapeng
Title: Chief Financial Officer